EXHIBIT 32.2

Kesselring Holding Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the quarterly report of Kesselring Holding Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary King, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	T The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2009	By:	/s/ Gary King
Gary King
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)